Exhibit 99.2













                      LEXINGTON CORPORATE PROPERTIES TRUST

                         SUPPLEMENTAL REPORTING PACKAGE

                    For the three months ended March 31, 2004











                                Table of Contents

          Income Statements...............................................     1
          Balance Sheets..................................................     2
          First Quarter Transaction Summary...............................     3
          Property Holdings...............................................     4
          Properties by Location..........................................    13
          Lease Rollover Schedules........................................    14
          Mortgages and Notes Payable.....................................    16
          Revenue by Tenant Industry......................................    20
          Other Revenue Data..............................................    21

                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
                  (dollars in thousands, except per share data)




                                                                        Three Months Ended
                                                                             March 31,
                                                                          2004           2003
                                                                          ----           ----
              Revenues:
                         Rental                                      $  30,276      $  24,933
                         Advisory fees                                     950            325
                         Reimbursements                                    892            479
                         Interest and other                                 68            226
                                                                       -------        -------
                                                                        32,186         25,963
                                                                       -------        -------
              Expenses:
                         Interest                                        8,653          8,838
                         Depreciation and amortization                   7,535          5,957
                         General and administrative                      3,503          2,299
                         Property operating                              1,875          1,310
                         Amortization of deferred costs                    354            412
                                                                       -------        -------
                                                                        21,920         18,816
                                                                       -------        -------
                                                                        10,266          7,147

                         Provision for income taxes                       (766)           --
                         Equity in earnings of joint ventures            1,804          1,349
                         Minority interest                              (1,080)        (1,073)
                                                                   -----------    -----------

              Income from continuing operations                         10,224          7,423
                                                                   -----------    -----------

              Discontinued operations, net of minority interest:
                         Income from discontinued operations             1,749            881
                         Impairment charge                              (1,732)           --
                         Gains on sales of properties                    1,737            459
                                                                       -------        -------
                         Total discontinued operations                   1,754          1,340
                                                                       -------        -------
              Net income                                                11,978          8,763
              Dividends attributable to preferred shares - Series B     (1,590)           --
                                                                       -------        -------
              Net income allocable to common shareholders            $  10,388      $   8,763
                         Depreciation and amortization                   7,752          6,361
                         Minority interests-OP Units                       928          1,239
                         Amortization of leasing commissions               181            200
                         Joint venture adjustment-depreciation           1,314            908
                         Gains on sales of properties                   (1,737)          (459)
                                                                       -------        --------
              Funds from operations                                  $  18,826      $  17,012
                                                                       =======        =======

              Rent below GAAP revenue1                               $     531      $   1,137
                                                                       =======        =======

              Per share/unit
                         Basic net income                            $    0.24      $    0.29
                         Diluted net income                          $    0.24      $    0.29
                         Funds from operations2-basic                $    0.39      $    0.48
                         Funds from operations2-diluted              $    0.39      $    0.48

                                  LEXINGTON CORPORATE PROPERTIES TRUST
                                      AND CONSOLIDATED SUBSIDIARIES

                                       CONSOLIDATED BALANCE SHEETS
                                          (dollars in thousands)



                                                        3/31/04                        12/31/03
                                                        -------                        --------
Real estate, at cost                                  $1,274,907                     $1,162,395
Accumulated depreciation                                (157,996)                      (160,623)
Investment in non-consolidated entities                   86,800                         69,225
Properties held for sale - discontinued operations        79,662                         36,478
Cash and cash equivalents                                 87,694                         15,923
Deferred assets, net                                      10,637                         10,013
Rent receivable - deferred                                24,324                         24,069
Other assets                                              57,407                         49,931
                                                      ----------                     ----------
                                                      $1,463,435                     $1,207,411
                                                      ==========                     ==========

Mortgages and notes payable                             $661,677                       $551,385
Other liabilities                                         11,341                         10,667
Prepaid rent                                               3,696                          2,482
Minority interests                                        58,124                         59,220
Shareholders' equity                                     728,597                        583,657
                                                      ----------                     ----------
                                                      $1,463,435                     $1,207,411
                                                      ==========                     ==========

Common shares                                         48,102,891                     40,682,001

Preferred shares-Series B                              3,160,000                      3,160,000

Operating partnership units                            5,385,747                      5,430,454
                                                      ----------                     ----------
                                                      56,648,638                     49,272,455
                                                      ==========                     ==========


  1 Equal to the difference between rents collected and straight-line rental income recognized under generally accepted accounting principles.
  2 The Company believes that Funds From Operations ("FFO") enhances an investor's understanding of the Company's financial condition, results of operations and cash flows. The Company believes that FFO is an appropriate, but limited, measure of the performance of an equity REIT. FFO is defined in the April 2002 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO should not be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.

                                LEXINGTON CORPORATE PROPERTIES TRUST
                                 First Quarter Transaction Summary
Acquisitions ($000's)                                                            Average
                                                    Property       Capitalized    Annual        Average   Lease
Tenant/Guarantor                  Location          Type              Costs        Rent          Yield    Term
----------------                  --------          ----              -----        ----          -----    ----
New Jersey Natural Gas Co.        Wall, NJ          Office        $ 37,563     $    3,323        8.8%     6/21
TNT Logistics North America,      Moody, AL         Industrial      11,559          1,054        9.1%     1/14
Inc. (TPG N.V.)
T-Mobile USA, Inc.                Redmond, OR       Office          16,485          1,552        9.4%     1/19
T-Mobile USA, Inc.                Mission, TX       Office          10,168            979        9.6%     6/15
The Shaw Group, Inc.              Centennial, CO    Office          24,977          2,418        9.7%     5/13
Baker Hughes, Inc. (4             Houston, TX       Office(3)      131,231         13,230       10.1%     9/15
properties)                                         Industrial(1)
Michaels Stores, Inc.(1)          New Lenox, IL     Industrial      28,651          1,892        6.6%     1/24
                                                                   -------       --------      ------

                                                                  $260,634      $  24,448        9.4%
                                                                   =======       ========      ======

Dispositions ($000's)

Tenant/Guarantor                  Location          Property      Net Sale         Net
----------------                  --------          Type           Price       Book Value
                                                    ----           -----       ----------
Bally Total Fitness Corp.         DeWitt, NY        Retail      $     3,030    $   2,312
Wal-Mart Stores East, Inc.        Riverdale, GA     Retail            3,230        2,109
                                                               ------------    ---------
                                                                $     6,260    $   4,421
                                                               ============    =========

Lease Extensions ($000's)

Tenant/Guarantor                  Location          Property     Previous     Extended     Extension Rent
----------------                  --------          Type           Term         Term         Per Annum
                                                    ----           ----         ----         ---------
Bally Total Fitness Corp.         Phoenix, AZ       Retail          6/08        12/14          $ 642


New Financings ($000's)

Tenant/Guarantor                        Location             Amount        Rate          Term
----------------                        --------             ------        ----          ----
Ryder Systems, Inc.                     Waterloo, IA      $  6,800         5.61%          2/13
Exel Logistics, Inc.                    Mechanicsburg, PA   13,870         5.73%          3/14
Fred Meyer, Inc.                        Newport, OR          7,000         5.03%          8/11
IKON Office Solutions, Inc.(1)          Malvern, PA         13,400         5.53%          1/14
Siemens Dematic Postal Automation,      Arlington, TX       22,000         5.81%          2/14
LP.(2)
TNT Logistics North America, Inc.       Moody, AL            7,675         4.98%          1/14
(TPG N.V.)
Michaels Stores, Inc. (1)               New Lenox, IL       17,400         5.51%          2/14
T-Mobile USA, Inc.                      Mission, TX          6,570         5.78%          6/15
T-Mobile USA, Inc.                      Redmond, OR         10,100         5.62%          4/14
                                                            ------         -----
                                                          $104,815         5.57%
                                                          ========         =====
Assumed Financings ($000's)

Tenant/Guarantor                        Location             Amount        Rate          Term
----------------                        --------             ------        ----          ----
Baker Hughes, Inc.                      Houston, TX        $123,642(3)    6.25%(3)       9/15
New Jersey Natural Gas Co.              Wall, NJ             30,036(4)    6.25%(4)       1/21
The Shaw Group, Inc.                    Centennial, CO       15,891       6.15%          2/13
                                                            -------       -----
                                                           $169,569       6.24%
                                                           ========       =====

1. Lexington has a 30% interest in this property.
2. Lexington has a 25% interest in this property.
3. Face amount of debt is $110,696 with a stated rate of 8.04%.
4. Face amount of debt is $27,500 with a stated rate of 7.32%.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     3/31/04

-------------------------------- ------------------------------ ----------------- --------------- ----------------- --------------
                                                                      YTD              YTD
                                                                   Base Cash        Base GAAP                           Year
                                                                    Revenue          Revenue           Square       Constructed
Property Location                     Tenant (Guarantor)             ($000)           ($000)          Footage        /Renovated
-------------------------------- ------------------------------ ----------------- --------------- ----------------- --------------
Office
------
295 Chipeta Way                  Northwest Pipeline Corp.          $    2,193        $   2,193           295,000        1982
Salt Lake City, UT

5200 Metcalf Avenue              Employers Reinsurance                    961              961           320,198     1980/1990/
Overland Park, KS                Corporation                                                                            2003

1600 Viceroy Drive               VarTec Telecom, Inc.                     861              871           249,452        1986
Dallas, TX

3476 Stateview Boulevard         Wells Fargo Home                         688              730           169,083        2002
Fort Mill, SC                    Mortgage (4) (5)

9950 Mayland Drive               Circuit City Stores, Inc.                715              698           288,562        1990
Richmond, VA

1415 Wyckoff Road                New Jersey Natural Gas Co.               646              646           157,511        1983
Wall Township,  NJ

2750 Monroe Boulevard            Quest Diagnostics, Inc.(2)               576              639           109,281      1985/2001
Valley Forge, PA

1301 California Circle           Artesyn North America, Inc.              724              637           100,026        1985
Milpitas, CA                     (Balfour Beatty plc)

700 Oakmont Lane                 North American Van Lines,                573              629           269,715        1989
Westmont, IL                     Inc. (SIRVA, Inc.)(3)

13651 McLearen Road              Boeing North American                    650              619           159,664        1987
Herndon, VA                      Services, Inc.
                                 (The Boeing Company)

2211 South 47th Street           Avnet, Inc.                              638              617           176,402        1997
Phoenix, AZ

5600 Broken Sound Blvd           Oce Printing Systems USA,                503              561           143,290      1983/2002
Boca Raton, FL                   Inc.

4200 RCA Boulevard               The Wackenhut Corp.(7)                   540              542           114,518        1996
Palm Beach Gardens, FL

701 Brookfield Parkway           Verizon Wireless (8)                     481              517           192,884      2000/2001
Greenville, SC

200 Executive Blvd. S            Hartford Fire Insurance Co.              541              502           153,364        1983
Southington, CT

19019 No. 59th Avenue            Honeywell, Inc.                          501              495           252,300        1985
Glendale, AZ

401 Elm Street                   Lockheed Martin Corp.                    467              467           126,000      1960/1988
Marlborough, MA                  (Honeywell, Inc.)

9201 Stateline                   Employers Reinsurance                    458              458           166,641     1963/1985/
Kansas City, MO                  Corporation                                                                            2003

26210 and 26220 Enterprise       Apria Healthcare Group, Inc.             410              448           100,012        2001
Court
Lake Forest, CA

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     3/31/04

-------------------------------- ------------------------------ ----------------- --------------- ----------------- --------------
                                                                      YTD              YTD
                                                                   Base Cash        Base GAAP                           Year
                                                                    Revenue          Revenue           Square       Constructed
Property Location                     Tenant (Guarantor)             ($000)           ($000)          Footage        /Renovated
-------------------------------- ------------------------------ ----------------- --------------- ----------------- --------------
1600 Eberhardt Road              Nextel of Texas                          346              390           108,800        2001
Temple, TX

9275 S.W. Peyton Lane            Hollywood Entertainment                  367              383           122,853      1980/1998
Wilsonville, OR                  Corp.

160 Clairemont Avenue            Allied Holdings, Inc.                    397              382           112,248        1983
Decatur, GA

10419 North 30th Street          Time Customer Service, Inc.              349              352           132,981        1986
Tampa, FL                        (Time, Inc.)

250 Rittenhouse Circle           Jones Apparel Group                      316              346           255,019        1982
Bristol, PA                      USA, Inc.
                                 (Jones Apparel Group, Inc.) (1)

400 Butler Farm Road             Nextel Communications of                 316              326           100,632        1999
Hampton, VA                      the Mid-Atlantic, Inc.
                                 (Nextel Finance Company)

6455 State Hwy 303 NE            Nextel West Corporation                  242              278            60,200        2001
Bremerton, WA

4455 American Way                Bell South Mobility, Inc.                247              271            70,100        1997
Baton Rouge, LA

13430 N. Black Canyon Freeway    Bull HN Information                      274              271           137,058      1985/1994
Phoenix, AZ                      Systems, Inc.

180 Rittenhouse Circle           Jones Apparel Group                      222              243            96,000        1998
Bristol, PA                      USA, Inc.
                                 (Jones Apparel Group, Inc.)

2300 Litton Lane                 Fidelity Corporate                       225              241            81,744        1987
Hebron, KY                       Real Estate, LLC(10)

16275 Technology Drive           Cymer, Inc.                              214              222            65,755        1989
San Diego, CA                    (Hewlett-Packard)

2999 SW 6th St.                  Voice Stream PCS I LLC                   180              210            77,484        2004
Redmond, OR                      (T-Mobile USA, Inc.)

3711 San Gabriel                 Voice Stream PCS II LLC                  191              208            75,016        2004
Mission, TX                      (T-Mobile USA, Inc.)

2401 Cherahala Boulevard         Advance PCS, Inc.                        196              205            59,748        2002
Knoxville, TN

421 Butler Farm Road             Nextel Communications of                 177              180            56,515        2000
Hampton, VA                      the Mid-Atlantic, Inc.
                                 (Nextel Finance Company)

12000 Tech Center Drive          Kelsey-Hayes Company                     176              170            80,230        1988

Livonia, MI

100 Barnes Road                  Minnesota Mining and                     134              151            44,400     1978/1985
Wallingford, CT                  Manufacturing Company


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     3/31/04

-------------------------------- ------------------------------ ----------------- --------------- ----------------- --------------
                                                                      YTD              YTD
                                                                   Base Cash        Base GAAP                           Year
                                                                    Revenue          Revenue           Square       Constructed
Property Location                     Tenant (Guarantor)             ($000)           ($000)          Footage        /Renovated
-------------------------------- ------------------------------ ----------------- --------------- ----------------- --------------
10001 Richmond Avenue            Baker Hughes, Inc.                    99                  139           554,385      1976/1984
Houston, TX

9201 East Dry Creek Road         The Shaw Group, Inc.                   -                  136           128,500      2001/2002
Centennial, CO

1440 East 15th Street            Cox Communications, Inc.             107                  114            28,591        1988
Tucson, AZ

250 Turnpike Road                Honeywell Consumer                   108                  108            57,698        1984
Southborough, MA                 Products

183 Plains Road                  IKON Office Solutions, Inc.           84                   84            27,360        1994
Milford, CT

12645 W. Airport Road            Baker Hughes, Inc.                    30                   37           165,836        1997
Sugar Land, TX

2529 West Thorns Drive           Baker Hughes, Inc.                    13                   16            65,500      1981/1999
Houston, TX

3615 North 27th Avenue           VACANT                                -                     -           179,280      1960/1979
Phoenix, AZ

                                 ------------------------------ --------------- ----------------- -----------------
                                 Subtotal                        $ 18,136             $ 18,693         6,487,836
                                 ------------------------------ --------------- ----------------- -----------------

Industrial
541 Perkins Jones Road           Kmart Corp.                     $  2,340          $   2,233           1,700,000        1982
Warren, OH

2425 Highway 77 North            James Hardie Building                850                850             425,816      1996/1997
Waxahachie, TX                   Products, Inc.
                                 (James Hardie Industries NV)

3501 West Avenue H               Michaels Stores, Inc.                809                826             762,775      1998/2002
Lancaster, CA

8305 SE 58th Avenue              Associated Grocers of                517                560             668,034        1976
Ocala, FL                        Florida, Inc.

6345 Brackbill Boulevard         Exel Logistics, Inc.                 509                463             507,000      1985/1991
Mechanicsburg, PA                (NFC plc)

159 Farley Drive                 Harbor Freight Tools                 410                453             474,473        2001
Dillon, SC                       (Central Purchasing, Inc.)

590 Ecology Lane                 Owens Corning                        405                405             193,891        2001
Chester, SC

4425 Purks Road                  Lear Technologies LLC                351                341             183,717      1989/1998
Auburn Hills, MI                 (Lear Corporation)
                                 (General Motors Corp.)

6 Doughten Road                  Exel Logistics, Inc.                 372                337             330,000        1989
New Kingston, PA                 (NFC plc)

6500 Adelaide Court              Anda Pharmaceuticals, Inc.           233                302             354,676        2002
Groveport, OH                    (Andrx Corporation)


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     3/31/04

-------------------------------- ------------------------------ ----------------- --------------- ----------------- --------------
                                                                      YTD              YTD
                                                                   Base Cash        Base GAAP                           Year
                                                                    Revenue          Revenue           Square       Constructed
Property Location                     Tenant (Guarantor)             ($000)           ($000)          Footage        /Renovated
-------------------------------- ------------------------------ ----------------- --------------- ----------------- --------------
7500 Chavenelle Road             The McGraw-Hill Companies,              258               291           330,988        2002
Dubuque, IA                      Inc.

3102 Queen Palm Drive            Time Customer Service, Inc.             243               252           229,605        1986
Tampa, FL                        (Time, Inc.)

2280 Northeast Drive             Ryder Integrated                        249               251           276,480      1996/1997
Waterloo, IA                     Logistics, Inc.
                                 (Ryder Systems, Inc.)

245 Salem Church Road            Exel Logistics, Inc.                    276               250           252,000        1985
Mechanicsburg, PA                (NFC plc)

200 Arrowhead Drive              Owens Corning                           225               246           400,522        1999
Hebron, OH

12025 Tech Center Drive          Kelsey-Hayes Company                    244               240           100,000      1987/1988
Livonia, MI

3600 Southgate Drive             Sygma Network, Inc.                     233               233           149,500        2000
Danville, IL

46600 Port Street                Johnson Controls, Inc.                  221               221           134,160        1996
Plymouth, MI

1133 Poplar Creek Road           Corporate Express Office                189               202           196,946        1998
Henderson, NC                    Products, Inc.
                                 (Buhrmann, N.V.)

222 Tappan Drive North           The Gerstenslager Company               168               167           296,720        1970
Mansfield, OH                    (Worthington Industries)

450 Stern Street                 Johnson Controls, Inc.                  167               167           111,160        1996
Oberlin, OH

34 East Main Street              Exel Logistics, Inc.                    180               163           179,200        1981
New Kingston, PA                 (NFC plc)

191 Arrowhead Drive              Owens Corning                           144               157           250,410        2000
Hebron, OH

109 Stevens Street               Unisource Worldwide, Inc.               139               147           168,800      1958/1969
Jacksonville, FL

904 Industrial Road              Tenneco Automotive                      152               146           195,640      1968/1972
Marshall, MI                     Operating Company, Inc.
                                 (Tenneco Automotive, Inc.)

128 Crews Drive                  Stone Container Corporation             136               143           185,961      1968/1998
Columbia, SC

1700 47th Avenue North           Owens Corning                           133               133            18,620        2003
Minneapolis, MN


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     3/31/04

-------------------------------- ------------------------------ ----------------- --------------- ----------------- --------------
                                                                      YTD              YTD
                                                                   Base Cash        Base GAAP                           Year
                                                                    Revenue          Revenue           Square       Constructed
Property Location                     Tenant (Guarantor)             ($000)           ($000)          Footage        /Renovated
-------------------------------- ------------------------------ ----------------- --------------- ----------------- --------------
Moody Commuter  & Tech Park      TNT Logistics North                      97                97           595,346        2004
Moody, AL                        America, Inc. (TPG N.V.)


7150 Exchequer Drive             Corporate Express Office                 87                92            65,043        1998
Baton Rouge, LA                  Products, Inc.
                                 (Buhrmann, N.V.)

324 Industrial Park Road         SKF USA, Inc.                            91                91            72,868        1996
Franklin, NC

187 Spicer Drive                 Dana Corporation                         86                85           148,000      1983/1985
Gordonsville, TN

300 McCormick Road               Ameritech Services, Inc.                 64                64            20,000        1990
Columbus, OH

9110 Grogans Mill Road           Baker Hughes, Inc.                       51                58           275,750        1992
Houston, TX

1601 Pratt Avenue                Tenneco Automotive                       42                41            53,600        1979
Marshall, MI                     Operating Company, Inc.
                                 (Tenneco Automotive, Inc.)

3350 Miac Cove Road              Mimeo.com, Inc. (9)                      44                36           141,359        1987
Memphis, TN

                                 ------------------------------ ----------------- --------------- -----------------
                                 Subtotal                          $  10,715         $  10,743        10,449,060
                                 ------------------------------ ----------------- --------------- -----------------

Retail
2655 Shasta Way                  Fred Meyer, Inc.                  $     252         $     252           178,204        1986

Klamath Falls, OR

Fort Street Mall, King Street    Liberty House, Inc.                     241               243            85,610        1980

Honolulu, HI

150 N.E. 20th Street             Fred Meyer, Inc.                        207               207           118,179        1986
Newport, OR

6475 Dobbin Road                 Offenbacher Aquatics, Inc                39                47            17,100        1983
Columbia, MD                     Haverty Furniture Companies,              -               158            46,724
                                 Inc.


12235 N. Cave Creek              Bally's Health & Tennis                 210               196            36,556        1988
Phoenix, AZ                      Corporation

35400 Cowan Road                 Sam's Real Estate                       188               188           102,826      1987/1997

Westland, MI                     Business Trust

4733 Hills & Dales Road          Scandinavian Health Spa,                178               171            37,214        1987
Canton, OH                       (Bally Total Fitness Corp.)

24100 Laguna Hills Mall          Federated Department                    169               168           160,000        1974
Laguna Hills, CA                 Stores, Inc.


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     3/31/04

-------------------------------- ------------------------------ ----------------- --------------- ----------------- --------------
                                                                      YTD              YTD
                                                                   Base Cash        Base GAAP                           Year
                                                                    Revenue          Revenue           Square       Constructed
Property Location                     Tenant (Guarantor)             ($000)           ($000)          Footage        /Renovated
-------------------------------- ------------------------------ ----------------- --------------- ----------------- --------------
1160 White Horse Road            Physical Fitness Centers of             205                 168          31,750        1987
Voorhees, NJ                     Philadelphia,  Inc.
                                 (Bally Total Fitness Corp.)

5917 S. La Grange Road           Bally Total Fitness Corp.               165                 135          25,250        1987
Countryside, IL

7111 Westlake Terrace            The Home Depot USA,                     193                 131          95,000      1980/2001
Bethesda, MD                     Inc. (6)

4831 Whipple Avenue, N.W.        Best Buy Co., Inc.                      116                 116          46,350        1995
Canton, OH

3711 Gateway Drive               Kohl's Dept. Stores, Inc.               109                 116          76,164        1994
Eau Claire, WI

12535 S.E. 82nd Avenue           Toys "R" Us, Inc.                       108                 106          42,842        1981
Clackamas, OR

399 Peach Wood Centre Drive      Best Buy Co., Inc.                       99                  99          45,800        1996
Spartanburg, SC

18601 Alder Wood Mall            Toys "R" Us, Inc.                        99                  98          43,105        1981
Boulevard
Lynwood, WA

7272 55th Street                 Circuit City Stores, Inc.               105                  94          45,308        1988
Sacramento, CA

6910 S. Memorial Highway         Toys "R" Us, Inc.                        91                  89          43,123        1981
Tulsa, OK

6405 South Virginia Street       Comp USA, Inc.                           91                  81          31,400        1988
Reno, NV

9580 Livingston Road             GFS Realty, Inc.                         85                  69         107,337        1976
Oxon Hill, MD                    (Giant Food, Inc.)

2275 Browns Bridge Road          Wal-Mart Stores, Inc.                    55                  55          89,199        1984
Gainesville, GA

121 South Center Street          Greyhound Lines, Inc.                    51                  51          17,000        1968
Stockton, CA

2401 Wooton Parkway              GFS Realty, Inc.                         56                  38          51,682        1977
Rockville, MD                    (Giant Food, Inc.)

A1 21 South                      Wal-Mart Real Estate                     37                  37          56,132        1983
Jacksonville, AL                 Business Trust

2832 Chandler Mountain Road      Circuit City Stores,Inc.                 25                  25           9,300        1986
Lynchburg, VA

                                 ------------------------------ ----------------- --------------- -----------------
                                 Subtotal                          $   3,174         $     3,138       1,639,155
                                 ------------------------------ ----------------- --------------- -----------------

                                 ------------------------------ ----------------- --------------- -----------------
                                 Grand Total                       $  32,025         $    32,574      18,576,051
                                 ------------------------------ ----------------- --------------- -----------------


   (1) Tenant can cancel lease on 03/26/08 with 12 months notice and payment of $1,392.
   (2)  Expense stop on this property is $393 per annum.
   (3) Tenant can cancel lease on 11/30/13 with 12 months notice and a payment of $1,300.
   (4)  Expense stop on this property is $808.
   (5) Tenant has the right to contract leased space by 27,000 square feet on 01/31/08 with six months notice and a payment estimated to be $696. In addition, the tenant can cancel lease on 01/31/10 with twelve months notice and a payment estimated to be $3,968.
   (6)  The Company has a 33.85% economic interest in this property.
   (7) This is a modified gross lease. Annual net operating expenses for which the Company is responsible approximate $494.
   (8)  Expense stop on this property is $112 per annum.
   (9) Tenant occupies 35,000 square feet and is responsible for all operating expenses.
   (10) Tenant exercised termination option effective 4/30/04.

                                Lexington Corporate Properties Trust
                                   Supplemental Reporting Package
                                    Joint Venture Property Chart
                                              3/31/04





-------------------------------- ------------------------------ ----------------- --------------- ----------------- --------------
                                                                      YTD              YTD
                                                                   Base Cash        Base GAAP                           Year
                                                                    Revenue          Revenue           Square       Constructed
Property Location                     Tenant (Guarantor)             ($000)           ($000)          Footage        /Renovated
-------------------------------- ------------------------------ ----------------- --------------- ----------------- --------------
Office
------
389-399 Interpace                 Aventis                              $ 1,961      $ 2,122            340,240          2000
Highway                           Pharmaceuticals, Inc
Morris Corporate                  (Pharma Holdings
Center IV                         GmbH)(11)
Parsippany, NJ


17 Technology Circle              Blue Cross Blue Shield                 1,604        1,733            456,304       1999/2001
Columbia, SC                      of South Carolina
                                  Inc.(12)


100 Wood Hollow Drive             Greenpoint Mortgage                    1,058        1,216            124,600          2001
Novato, CA                        Funding, Inc. (16)(17)


6555 Sierra Drive                 True North                             1,002        1,062            247,254          1999
Irving, TX                        Communications
                                  Inc.(11)

15375 Memorial Drive              Vastar Resources,                        859          859            327,325          1985
Houston, TX                       Inc.(11)


10300 Kincaid Drive               Bank One Indiana,                        796          822            193,000          1999
Fishers, IN                       N.A.(11)(14)


600 International                 First USA Management                     717          730            125,155          1997
Parkway                           Services, Inc.(11)(13)
Lake Mary, FL


550 International                 First USA Management                     691          705            125,920          1999
Parkway                           Services, Inc.(11)(13)
Lake Mary, FL


2000 Eastman Drive                Structural Dynamic                       669          697            212,836          1991
Milford, OH                       Research Corp.(11)


3701 Corporate Drive              Motorola, Inc.(11) (22)                  678          678            119,829          2001
Farmington Hills, MI


1401 & 1501 Nolan                 Siemens Dematic                          522          555            233,783          2003
Ryan Parkway                      Postal  Automation,
Arlington, TX                     L.P. (19)

14040 Park Center Road            NEC America, Inc.(11)                    468          506            108,000          1987
Herndon, VA


70 Valley Stream                  IKON Office Solutions,                   481          499            106,855          1987
Parkway                           Inc(16) (20)
Malvern, PA


2210 Enterprise Drive             Washington Mutual                        437          425            177,747          1998
Florence, SC                      Home Loan, Inc.(15)


1110 Bayfield Drive               Honeywell                                384          409            166,575       1980/2002
Colorado Springs, CO              International,
                                  Inc.(11)

27027 Tourney Road                Specialty Labs(16) (21)                   70           70            187,262          2004
Santa Clarita, CA


                                 ------------------------------ ----------------- --------------- -----------------
                                  Subtotal Office               $       12,397    $  13,088          3,252,685
                                 ------------------------------ ----------------- --------------- -----------------


                                Lexington Corporate Properties Trust
                                   Supplemental Reporting Package
                                    Joint Venture Property Chart
                                              3/31/04

-------------------------------- ------------------------------ ----------------- --------------- ----------------- --------------
                                                                      YTD              YTD
                                                                   Base Cash        Base GAAP                           Year
                                                                    Revenue          Revenue          Square         Constructed
Property Location                     Tenant (Guarantor)             ($000)           ($000)          Footage        /Renovated
-------------------------------- ------------------------------ ----------------- --------------- ----------------- --------------
Industrial
----------
101 Michelin Drive                TNT Logistics North              $     776         $       807       1,164,000      1991/1993
Laurens, SC                       America, Inc.
                                  (TPG N.V.) (11)


121 Technology Drive              Heidelberg Web                         419                 577         500,500      1986/2003
Durham, NH                        Systems,
                                  Inc. (11) (18)


7111 Crabb Road                   TNT Logistics North                    519                 540         752,000      1978/1993
Temperance, MI                    America, Inc.
                                  (TPG N.V.) (11)


43955 Plymouth Oaks               Tower Automotive                       471                 471         290,133       1996/1998
Boulevard                         Products
Plymouth, MI                      Company
                                  (Tower Automotive,
                                  Inc.) (16)


2400 West Haven Avenue            Michaels Stores                        407                 407         693,000         2004
New Lenox, IL                     Procurement
                                  Company, Inc.
                                  (Michaels Stores,
                                  Inc.)(16)


291 Park Center Drive             Kraft Foods North                      355                 379         344,700         2001
Winchester, VA                    America, Inc. (11)


1109 Commerce Boulevard           Linens-n-Things,                       315                 313         262,644         1998
Logan Township, NJ                Inc. (16)


                                                                ----------------- --------------- -----------------
                                  Subtotal  Industrial             $   3,262         $     3,494       4,006,977
                                                                ----------------- --------------- -----------------

                                                                   $  15,659         $    16,582       7,259,662
                                                                ================= =============== =================



(11) The Company has a 33 1/3% economic interest in this property.
(12) The Company has a 40% economic interest in this property.
(13) Cumulative expense stop on these properties is $1,264 per annum.
(14) Expense stop on this property is $768 per annum.
(15) The Company has a 22.73% economic interest in this property.
(16) The Company has a 30% economic interest in this property.
(17) Expense stop on this property is $922 per annum.
(18) Tenant can cancel lease anytime after 9/30/11 with 365 days notice and payment currently of $23,433.
(19) The Company has a 25% economic interest in this property.
(20) Tenant can cancel lease anytime after 9/30/10 with a payment equal to the present value of all remaining lease payments, including expenses, discounted at 6%.
(21) Property is currently being constructed.
(22) Tenant can cancel lease on 12/28/11 with 18 months notice and a payment equal to 2 years rent and 2 years of unamortized tenant improvement allowance.

                              The Lexington Corporate Properties Trust
                                   Supplemental Reporting Package
                                       Properties by Location
                                              3/31/04



                                                                  Historical 3-Months
                                                                  Ended March 31, 2004
                                                                  --------------------
No. of                     Number of      Percent    Square      Base Rent   Percent of
Locations   Location       Properties(3)  Leased     Feet(2)     ($000's)(1) Base Rent
----------- -------------- -------------  -------    -------     ----------- ---------
1           Ohio               10         100%       3,429,888       3,856     10.1%
2           South               9         100        3,060,143       3,406      8.9
            Carolina
3           Texas              11         100        2,728,917       3,348      8.7
4           Florida             7         100        1,708,303       2,893      7.5
5           California          8         100        1,562,738       2,832      7.4
6           Pennsylvania        8         100        1,835,355       2,591      6.8
7           Utah                1         100          295,000       2,193      5.7
8           Virginia            7         100        1,067,373       2,143      5.6
9           Michigan           10         100        2,012,135       1,973      5.1
10          Arizona             6          78          810,187       1,693      4.4
11          New Jersey          4         100          792,145       1,615      4.2
12          Oregon              5         100          539,562       1,158      3.0
13          Illinois            4         100        1,137,465       1,119      2.9
14          Kansas              1         100          320,198         961      2.5
15          Connecticut         3         100          225,124         737      1.9
16          Georgia             3         100          201,447         590      1.5
17          Massachusetts       2         100          183,698         575      1.5
18          Iowa                2         100          607,468         542      1.4
19          Missouri            1         100          166,641         458      1.2
20          Maryland            4         100          317,843         443      1.2
21          Washington          2         100          103,305         376      1.0
22          Louisiana           2         100          135,143         363      0.9
23          Tennessee           3          70          349,107         326      0.9
24          North               2         100          269,814         293      0.8
            Carolina
25          Indiana             1         100          193,000         274      0.7
26          Colorado            2         100          295,075         273      0.7
27          Hawaii              1         100           85,610         243      0.6
28          Kentucky            1         100           81,744         241      0.6
29          New Hampshire       1         100          500,500         192      0.5
30          Alabama             2         100          651,478         134      0.4
31          Minnesota           1         100           18,620         133      0.4
32          Wisconsin           1         100           76,164         116      0.4
33          Oklahoma            1         100           43,123          89      0.2
34          Nevada              1         100           31,400          81      0.2
35          New York            1           -                -          73      0.2


            -------------- ---------- ----------    -----------   --------   ------
            Total             128        98.9%      25,835,713    $ 38,333    100.0%
            -------------- ---------- ----------    -----------   ---------  ------



(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.
(2)  Includes  properties owned and under  development as of March 31, 2004.
(3) Includes operating properties owned during the three months ended March 31, 2004.

                                Lexington Corporate Properties Trust
                                   Supplemental Reporting Package
                       Lease Rollover Schedule by Property Type - Cash Basis
                                              3/31/04



                               Office                      Industrial                       Retail
----------------- -------------- --------------- -------------- --------------- -------------- --------------
                   Cash Rental      Net Rent      Cash Rental      Net Rent      Cash Rental     Net Rent
Year               Revenue(1)         PSF         Revenue(1)         PSF         Revenue(1)         PSF
----------------- -------------- --------------- -------------- --------------- -------------- --------------
2004                 $  1,236          $11.33      $       -         $    -     $         -      $       -
2005                    6,225           15.94          1,701            3.01              -              -
2006                    4,256           10.73          6,199            5.21          2,732           6.95
2007                    5,254           14.24         10,739            5.51          1,480          25.96
2008                    4,896           13.57              -             -            2,573           8.81
2009                   14,947           16.37          2,207            3.49          2,418           6.89
2010                   11,402           17.34          1,801            3.75              -              -
2011                    6,129           20.78            536            4.67            826           6.99
2012                    5,441           14.99          7,838            3.67              -              -
2013                    9,424           12.22            412            6.34            226          13.50
2014                      663           11.34          2,292            2.65            847           5.88
2015                   16,740           11.64          4,072            9.17            469           6.15
2016                    4,509           21.42          1,967            4.19              -              -
2017                        -             -            1,286            3.89            115           2.23
2018                    3,842           12.00          2,519            3.77            860           9.33
2019                    3,616           14.81          3,417            4.48              -              -
2020                    2,500           17.44          5,003            8.07              -              -
2021                    2,117           13.44            427            2.56              -              -
2022                        -             -                -               -              -              -
2023                        -             -                -               -              -              -
2024                        -             -              631            2.73            821          17.57



(1) Includes proportionate share of joint venture investments.

                                Lexington Corporate Properties Trust
                                   Supplemental Reporting Package
                                Lease Rollover Schedule - GAAP Basis
                                              3/31/04
                                              ($000's)




                                                                                   Percentage of
                                                          Total                        Total
                            Number of                 Annualized Base                Annualized
Year                     Leases Expiring                 Rent(1)                     Base Rent
----                     ---------------            -----------------              --------------
2004                            2                   $      659                         0.4%
2005                            7                        7,924                         4.7
2006                           15                       14,528                         8.6
2007                            8                       16,123                         9.6
2008                            7                        6,789                         4.0
2009                           16                       19,720                        11.8
2010                            9                       12,272                         7.3
2011                            6                        8,067                         4.8
2012                           10                       11,937                         7.1
2013                            9                        9,831                         5.9
2014                            6                        3,849                         2.3
2015                           11                       22,636                        13.5
2016                            5                        5,846                         3.5
2017                            2                        1,316                         0.8
2018                            4                        6,940                         4.1
2019                            3                        6,688                         4.0
2020                            3                        7,264                         4.3
2021                            2                        3,032                         1.8
2022                            -                            -                           -
2023                            -                            -                           -
2024                            3                        2,269                         1.5
                         ---------------            -----------------              --------------
Total                         128                   $  167,690                       100.0%
                         ================           =================              ==============



(1)  Includes proportionate share of joint venture investments.

                                Lexington Corporate Properties Trust
                                   Supplemental Reporting Package
                                    Mortgages and Notes Payable
                                              3/31/04
                                              ($000's)




-----------------------------------------------------------------------------------------------------------------------
                                                                                       Current
                                                                                      Estimated
                                        Debt                                            Annual          Balloon
Property - Fixed Rate                  Balance        Interest Rate     Maturity     Debt Service       Payment
-----------------------------------------------------------------------------------------------------------------------
Bethesda, MD                           $  1,355          9.250          May-06        $    669         $     --
Warren, OH                               21,172          7.000          Oct-07           6,160               --
Bristol, PA                               9,704          7.400          Feb-08             831            9,262
Boca Raton, FL(f)                        15,275          5.250          Mar-08             802           15,275
Decatur, GA                               6,663          6.720          Jun-08             579            6,049
Phoenix, AZ                              14,152          7.890          Jun-08           1,434           12,591
Palm Beach Gardens, FL                   11,297          7.010          Jun-08             970           10,418
Dubuque, IA                               7,314          4.890          Aug-08             513            6,588
Canton, OH                                3,307          7.150          Aug-08             313            2,936
Spartanburg, SC                           2,746          7.150          Aug-08             260            2,438
Hebron, KY                                5,321          7.000          Oct-08             451            4,935
Gainesville, GA (e)                         882          7.500          Jan-09             200               --
Ocala, FL                                12,929          7.250          Feb-09           1,332           10,700
Canton, OH                                1,519          9.490          Feb-09             388               --
Baton Rouge, LA                           1,881          7.375          Mar-09             208            1,478
Bristol, PA                               6,019          7.250          Apr-09             571            5,228
Livonia, MI                              10,995          7.800          Apr-09             992           10,236
Henderson, NC                             4,392          7.390          May-09             417            3,854
Westland, MI                              2,844         10.500          Sep-09             683               --
Salt Lake City, UT                       12,939          7.610          Oct-09           2,901               --
Richmond, VA                             16,442          8.100          Feb-10           1,511           15,257
Hampton, VA                               4,463          8.260          Apr-10             415            4,144
Hampton, VA                               7,277          8.270          Apr-10             677            6,758
Tampa, FL                                 8,320          6.930          Aug-10             674            7,603
Tampa, FL                                 6,018          6.880          Aug-10             485            5,495
Herndon, VA                              18,765          8.180          Dec-10           1,723           17,301
San Diego, CA                             4,229          7.500          Jan-11             411            3,420
Tucson, AZ                                2,434          7.500          Jan-11             226            2,076
Columbia, SC                              3,405          7.540          Jan-11             317            2,905
Valley Forge, PA                         13,021          7.120          Feb-11           1,166           10,927
Glendale, AZ                             14,738          7.400          Apr-11           1,258           13,365
Auburn Hills, MI                          7,165          7.010          Jun-11             637            5,918
Plymouth, MI                              4,760          7.960          Jul-11             463            3,949
Newport, OR                               6,989          5.030          Aug-11             470            5,980
Greenville, SC                           13,830          4.415          Jan-12             841           11,806
New Kingston, PA                          7,238          7.790          Jan-12             678            6,101
Mechanicsburg, PA                         5,344          7.780          Jan-12             500            4,503
New Kingston, PA                          3,449          7.780          Jan-12             323            2,906
Lake Forest, CA                          10,805          7.260          Feb-12             901            9,708
Groveport, OH (c)                         7,800          6.030          Oct-12             535            6,860
Dallas, TX                               21,242          7.490          Dec-12           2,020           16,030
Fort Mill, SC                            11,499          6.000          Jan-13             839            9,904
Waterloo, IA                              6,775          5.610          Feb-13             672            3,505
Centennial, CO                           15,891          6.150          Feb-13           1,177           13,555
Lancaster, CA (first)                    10,575          7.020          Sep-13             900            8,637
Lancaster, CA (second)                    8,876          5.920          Sep-13             642            7,518
Knoxville, TN                             5,280          5.950          Sep-13             381            4,496
Moody, AL                                 7,675          4.978          Jan-14             493            6,350
Mechanicsburg, PA                        13,870          5.730          Mar-14           1,045           10,501
Redmond, OR                              10,100          5.616          Apr-14             697            8,484
Eau Claire, WI                            2,186          8.000          Jul-14             313               --
Franklin, NC                              1,929          8.500          Apr-15             263               --
Mission, TX                               6,570          5.780          Jun-15             462            5,371
Houston, TX(g)                           27,621          6.250          Sep-15           2,052            6,985
Houston, TX(g)                            7,825          6.250          Sep-15             662            2,222
Sugar Land, TX(g)                        18,139          6.250          Sep-15           1,618            6,286


                                Lexington Corporate Properties Trust
                                   Supplemental Reporting Package
                                    Mortgages and Notes Payable
                                              3/31/04
                                              ($000's)




------------------------------------------------------------------------------------------------------------------
                                                                                       Current
                                                                                      Estimated
                                        Debt           Interest                         Annual          Balloon
Property                               Balance           Rate          Maturity      Debt Service       Payment
--------                               -------           ----          --------      ------------       -------
Houston, TX(g)                         68,496            6.250           Sep-15           6,534           18,318
Southborough, MA                        2,103            7.500           Sep-15             275               --
Danville, IL                            6,607            9.000           Jan-16             692            4,578
Temple, TX                              9,182            6.090           Jan-16             668            7,446
Bremerton, WA                           6,787            6.090           Apr-16             494            5,465
Dillon, SC                             12,034            7.900           Dec-16           1,263            5,273
Westmont, IL                           16,097            6.210           Mar-18           1,292            9,662
Wall Township, NJ(h)                   29,969            6.250           Jan-21           2,013               --
                                 ------------            ------                        --------        ---------
                                 $    646,526            6.751%                        $ 62,352        $ 409,556
                                 ============            ======                        ========        =========

Property-Variable Rate
----------------------
Milpitas, CA (a)(b)              $     15,151            4.068%          July-05       $  2,703        $  12,491
                                 ------------            ------                        --------        ---------

Corporate
---------
Credit Facility (d)              $        --                 --%          Aug-06       $     --        $      --
                                 ------------            ------                        --------        ---------

Total                            $    661,677             6.689%                       $ 65,055        $ 422,047
                                  ============           ======                        ========        =========



--------------------

(a) Floating rate debt, 30 day LIBOR plus 297 bps until 7/1/04 when spread increases to 350 bps; option to extend maturity to 7/1/06 with spread of 400 bps.
(b) All property cash flows, net of interest expense, are used for principal amortization.
(c) Interest only through April 2004, and $563 in annual debt service thereafter.
(d)  Floating rate debt, 30/60/90 day LIBOR plus 150 to 250 bps.
(e) Mortgage is accrual only through 01/31/04. Commencing 02/01/04 annual debt service of $218 is due.
(f)  Interest  only  through  maturity.
(g) Aggregate face amount of debt is $109,721 with a fixed interest rate of 8.04%.
(h)  Face amount of debt is $27,500 with a fixed interest rate of 7.32%.

                                Lexington Corporate Properties Trust
                                   Supplemental Reporting Package
                                         Mortgages Payable
                                              3/31/04
                                              ($000's)



-------------------------------- ---------------- -------------- -------------- -------------- ----------------------
                                                                                  Current
                                                                                 Estimated
                                      Debt          Interest                       Annual             Balloon
Joint Venture Property               Balance          Rate         Maturity     Debt Service          Payment
-------------------------------- ---------------- -------------- -------------- -------------- ----------------------
Florence, SC(3)                     $   9,356            7.500%      Feb-09     $     869               $      8,443
Columbia, SC(1)                        24,327            7.850       Oct-09         2,196                     22,586
Houston, TX(2)                         21,144            7.580       Oct-09         2,032                     18,229
Fishers, IN(2)                         15,007            8.190       Apr-10         1,499                     12,960
Herndon, VA(2)                         11,538            7.600       Sep-10         1,107                      9,769
Lake Mary, FL(2)                       13,181            7.880       Oct-10         1,181                     12,118
Lake Mary, FL(2)                       13,142            7.880       Oct-10         1,178                     12,082
Irving, TX(2)                          26,475            8.160       Oct-10         2,432                     24,454
Parsippany, NJ(2)                      40,863            7.350       Mar-11         3,472                     37,047
Novato, CA(4)                          22,737            5.750       Jul-11         1,600                     20,307
Winchester, VA(2)                      10,737            7.330       Aug-11           908                      9,675
Milford, OH(2)                         16,986            8.170       Feb-12         1,724                     12,686
Temperance, MI(2)                      11,787            6.000       Sep-12           936                      9,400
Laurens, SC(2)                         17,582            6.000       Sep-12         1,396                     14,022
Farmington Hills, MI(2)                21,255            5.420       Sep-12         1,500                     17,724
Plymouth, MI(4)                        12,718            6.220       Dec-12         1,026                     10,026
Colorado Springs, CO(2)                11,836            6.250       Dec-12           887                     10,272
Malvern, PA(4)                         13,358            5.530       Jan-14           916                     11,236
Arlington, TX(5)                       21,974            5.810       Feb-14         1,551                     18,605
New Lenox, IL(4)                       17,400            5.510       Feb-14           972                     17,400
Durham, NH(2)                          19,182            6.730       Mar-21         1,312                         --
                                   ----------            -----                  ---------                 ----------
                                   $  372,585            6.911%                 $  30,694                 $  309,041
                                   ----------            -----                  ---------                 ----------




------------------------

1    The Company has a 40% economic interest in this property
2    The Company a 33 1/3% economic  interest in this property
3    The Company has a 22.73%  economic  interest in this property
4    The Company has a 30% economic interest in this property
5    The Company has a 25% economic interest in this property

                                Lexington Corporate Properties Trust
                                   Supplemental Reporting Package
                                       Debt Maturity Schedule
                                              3/31/04
                                              ($000's)





                                Consolidated properties
-----------------------------------------------------------------------------------------
                                 Scheduled                  Balloon                 Balloon Weighted
                               Amortization                 Payments              Average Interest Rate
                               ------------                 --------              ---------------------
2004 - remaining               $   14,771                  $       -                              -
2005                               21,007                     12,491(1)                        4.07%
2006                               21,095                          -                              -
2007                               25,811                          -                              -
2008                               19,425                     70,492(2)                        6.62%
                               ----------                  ---------                  -------------
                               $  102,109                  $  82,983                           6.24%
                               ==========                  =========                  =============




                   Joint venture properties - LXP proportionate share
-----------------------------------------------------------------------------------------
                                 Scheduled                  Balloon                 Balloon Weighted
                               Amortization                 Payments              Average Interest Rate
                               ------------                 --------              ---------------------
2004 - remaining               $   1,136                           -                              -
2005                               1,647                           -                              -
2006                               1,776                           -                              -
2007                               1,919                           -                              -
2008                               2,051                           -                              -
                               -----------                 ---------                  -------------
                               $   8,529                           -                              -
                               ==========                  =========                  =============



--------------------
(1)  Milpitas, CA property.
(2) Comprised of the following properties: Bristol, PA ($9,262), Boca Raton, FL ($15,275), Decatur, GA ($6,049), Phoenix, AZ ($12,591), Palm Beach Gardens, FL ($10,418), Dubuque, IA ($6,588), Canton, OH ($2,936), Spartanburg, SC ($2,438) and Hebron, KY ($4,935).

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Revenue By Tenant Industry
                                     3/31/04



--------------------------------------- --------------------------
                                        Percentage of Historical
Tenant Industry                           3 Month Base Rent (1)
--------------------------------------- --------------------------
Finance/Insurance                                   12.5%
Telecommunications                                   9.8
Energy                                               8.8
Retail-Department/ Discount Store                    8.3
Transportation/Logistics                             7.9
Technology                                           6.2
Healthcare                                           6.0
Construction Materials                               5.7
Retail-Specialty                                     5.5
Aerospace/Defense                                    4.8
Automotive                                           4.3
Food                                                 3.9
Retail-Electronics                                   2.9
Printing/Production                                  2.8
Consumer Products                                    2.6
Media/Advertising                                    2.5
Health/Fitness                                       1.9
Apparel                                              1.5
Security                                             1.4
Paper/Containers/Packaging                           0.7
                                                   -----
                                                   100.0%
                                                   =====


(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.


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




                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                               Other Revenue Data
                                     3/31/04




                                             Historical 3-Month Base
Revenue by Property Type                        Rent ($000's)(A)              Percentage
------------------------------------------- -------------------------- --------------------------

Office                                            $   23,022                      60.1%
Industrial                                            11,947                      31.2
Retail                                                 3,364                       8.7
                                                  ----------                    ------
                                                  $   38,333                     100.0%
                                                  ==========                    ======

Revenue by Credit Rating(C)
Investment Grade                                  $   16,973                      44.3%
Non Investment Grade                                   7,723                      20.1
Unrated                                               13,637                      35.6
                                                  ----------                    ------
                                                  $   38,333                     100.0%
                                                  ==========                    ======




                                                                                          Percentage of
                                                                                         Base Rent for 3
                                                     Number of                               Months
Top 15 Tenants/Guarantors                          Properties(B)   Property Type         Ended 3/31/04(A)
-------------------------------------------------  ------------  --------------------   ----------------
Kmart Corporation                                       1          Industrial                5.8%
Northwest Pipeline Corp.                                1          Office                    5.7
Employers Reinsurance Corp.                             2          Office                    3.7
Exel Logistics, Inc.(NFC plc)                           4          Industrial                3.2
Honeywell, Inc.                                         4          Office                    3.1
Nextel Finance Company                                  4          Office                    3.1
Michaels Stores, Inc.                                   2          Industrial                2.5
Owens Corning                                           4          Industrial                2.5
VarTec Telecom, Inc.                                    1          Office                    2.3
James Hardie Building Products, Inc.                    1          Industrial                2.2
(James Hardie Industries NV)
Circuit City Stores, Inc.                               3          Office(1)/Retail(2)       2.1
Bally Total Fitness Corp.                               4          Retail                    1.9
Wells Fargo Home Mortgage, Inc.                         1          Office                    1.9
Aventis Pharmaceuticals, Inc.                           1          Office                    1.8
Blue  Cross  Blue  Shield of South  Carolina Inc.       1          Office                    1.8
                                                       --                                  -----
                                                       34                                  43.6%
                                                       ==                                  =====



(A) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through the date of sale.
(B)  As of March 31, 2004. (C) As of April 27, 2004.
(C)  As of April 27, 2004.

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